SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: March 28, 2003
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                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2003-4)
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               (Exact name of registrant as specified in charter)


   Delaware                     333-72082                     13-3408717
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  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
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   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

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(Former name, former address and former fiscal year, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2003-4
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                                March 28, 2003

                 DETAILED DESCRIPTION OF THE MORTGAGE LOAN POOL
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                         AND THE MORTGAGED PROPERTIES(1)
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     On March 28, 2003, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee mortgage loans with an aggregate scheduled principal balance outstanding (after deducting principal payments due on or before March 1, 2003) as of March 1, 2003 of $342,225,707.57. The mortgage loans were delivered in exchange for the certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the certificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all mortgage loans remaining in the mortgage loan pool pursuant to the pooling agreement if at the time of repurchase the aggregate scheduled principal balance of such mortgage loans is less than $34,222,570.76. Information below is provided with respect to all mortgage loans included in the mortgage loan pool.

     The total number of mortgage loans as of March 1, 2003 was 734. The weighted average interest rate on the mortgage loans (before deduction of the servicing fee) as of March 1, 2003 was 5.812%. The weighted average remaining term to stated maturity of the mortgage loans as of March 1, 2003 was 177.03 months. All mortgage loans have original maturities of at least 10 but no more than 15 years. None of the mortgage loans were originated prior to January 1, 2002 or after March 1, 2003. The weighted average original term to stated maturity of the mortgage loans as of March 1, 2003 was 178.73 months.

     None of the mortgage loans has a scheduled maturity later than March 1, 2018. Each mortgage loan had an original principal balance of not less than $47,500 nor more than $1,000,000. Mortgage loans having an aggregate scheduled principal balance of $405,427 as of March 1, 2003 had loan-to-value ratios at origination in excess of 80%, but no mortgage loans had loan-to-value ratios in excess of 90%. The weighted average loan-to-value ratio at origination of the mortgage loans as of March 1, 2003 was 53.8%. No more than $3,751,952 of the mortgage loans are secured by Mortgaged Properties located in any one zip code. At least 96%(2) of the mortgage loans are secured by mortgaged properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("homeowner"). The sole basis for such determination is either (a) a representation by the homeowner at origination of the mortgage loan that the

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1 Terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated March 25, 2003 (consisting of a prospectus supplement and a core prospectus), relating to the REMIC Pass-Through Certificates, Series 2003-4.

2 Such percentages are expressed as a percentage of the aggregate scheduled principal balance of the mortgage loans having such characteristics relative to the aggregate scheduled principal balance of all mortgage loans.

underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his or her primary residence, or (b) that the address of the underlying property is the homeowner's mailing address as reflected in the originator's records. No more than 1% of the mortgage loans are secured by investment properties.

     At least 89% of the mortgage loans will be mortgage loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced mortgage loans originated using alternative or streamlined underwriting policies. No more than 11% of the mortgage loans will be mortgage loans originated using a loan underwriting policy, which among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 86% of the mortgage loans will be refinanced mortgage loans originated using alternative or streamlined underwriting policies. See "Mortgage loan underwriting" in the Prospectus.

     All of the mortgage loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the mortgage loans for which additional collateral was pledged, taken as a group:

     (1)  the number of such mortgage loans is 3;

     (2) the aggregate scheduled principal balance of such mortgage loans is $761,113;

     (3) the weighted average loan-to-value ratio of such mortgage loans, taking into account the loanable value of the pledged additional collateral, is 76.9% and

     (4) the weighted average loan-to-value ratio of such mortgage loans, without taking into account the loanable value of the pledged additional collateral, is 93.4%.

     Premium loans will consist of mortgage loans with net loan rates greater than or equal to 5.000%. All the mortgage loans are premium loans. The aggregate scheduled principal balance outstanding as of the cut-off date of the premium loans was $342,225,708. The weighted average interest rate of the premium loans, as of the cut-off date, was 5.812%. The weighted average remaining term to stated maturity of the premium loans, as of the cut-off date, was 177.03 months.

     The special hazard loss limit as of March 1, 2003 was $3,751,951.22.

     The fraud loss limit as of March 1, 2003 was $3,422,257.08.

     The bankruptcy loss limit as of March 1, 2003 was $100,000.00.

     The aggregate initial principal balance of the class A certificates as of March 1, 2003 was $338,290,000.00.

     The aggregate initial principal balance of the class B-1 certificates as of March 1, 2003 was $2,053,000.00.

     The aggregate initial principal balance of the class B-2 certificates as of March 1, 2003 was $513,000.00.

     The aggregate initial principal balance of the class B-3 certificates as of March 1, 2003 was $514,000.00.

     The aggregate initial principal balance of the class B-4 certificates as of March 1, 2003 was $342,000.00.

     The aggregate initial principal balance of the class B-5 certificates as of March 1, 2003 was $171,000.00.

     The aggregate initial principal balance of the class B-6 certificates as of March 1, 2003 was $342,707.57.

     The class A subordination level is 1.150032707346%.*

     The class B-1 subordination level is 0.550136219564%.*

     The class B-2 subordination level is 0.400235148823%.*

     The class B-3 subordination level is 0.250041873265%.*

     The class B-4 subordination level is 0.150107826104%.*

     The class B-5 subordination level is 0.100140802524%.*


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* Equal to the initial principal balance thereof divided by the aggregate scheduled principal balance of the mortgage loans.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
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                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: March 28, 2003